UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 25, 2008

PRECISION OPTICS CORPORATION, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	001-10647	04-2795294
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

22 East Broadway, Gardner, Massachusetts		01440
(Address of principal executive offices)		(Zip Code)

(978) 630-1800

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                     Entry into a Material Definitive Agreement.

On June 25, 2008, we entered into a Purchase Agreement with institutional and other accredited investors pursuant to which we sold 10% Senior Secured Convertible Notes, referred to as the “Notes,” and warrants, referred to as the “Warrants.”  Pursuant to the Purchase Agreement, the Notes and Warrants are not convertible or exercisable until we implement a 1 for 6 reverse stock split, which required the approval of our stockholders.  On November 25, 2008, we entered into a Side Letter Agreement whereby the investors agreed to amend the definition of “Amendment” in the Purchase Agreement in order to change the ratio of the reverse split from 1 for 6 to 1 for 25.

The foregoing description of the Side Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement filed as Exhibit 10.1 to this report and incorporated herein by reference.

Item 5.03                     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 25, 2008, pursuant to the approval of our stockholders, our Board of Directors authorized an amendment to our Articles of Organization, as amended, to effect a reverse split of the issued and outstanding shares of our common stock, par value $0.01, on a 1 for 25 basis.  We filed the Amendment with the Massachusetts Secretary of State on November 25, 2008 with an effective date of December 11, 2008.  Nasdaq declared the reverse split effective on December 11, 2008 (the “Effective Date”).

As a result of the reverse split, on the Effective Date, each holder of common stock received 1 share for each 25 shares they owned immediately prior to the Effective Date. We will not issue fractional shares in connection with the foregoing stock split.  Fractional shares will be rounded up to the nearest whole share.

Effective at the opening of business on December 11, 2008, our common stock was traded on the Over-the-Counter Bulletin Board under the new symbol “PEYE.OB.”

A copy of the Amendment is attached to this report as Exhibit 3.1 and is incorporated herein by reference.

This report contains forward-looking statements that involve risks and uncertainties.  You should not place undue reliance on these forward-looking statements.  Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including the risks described in our annual report on Form 10-K and other reports we file with the Securities and Exchange Commission.  Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made.  We do not intend to update any of the forward-looking statements after the date of this report to conform these statements to actual results or to changes in our expectations, except as required by law.

Item 9.01                     Financial Statements and Exhibits.

EXHIBIT NUMBER	DESCRIPTION
3.1	Articles of Amendment, dated December 11, 2008 (filed herewith).

10.1	Side Letter Agreement between the Company and the investor signatory to the Purchase Agreement, dated June 25, 2008, dated November 25, 2008 (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Precision Optics Corporation, Inc.
(Registrant)

Date	December 11, 2008

/s/ Richard E. Forkey
(Signature)

		Name:	Richard E. Forkey
		Title:	President and Chief
Executive Officer